                                 EXHIBIT 10.11

                                 THE ASSOCIATES
                       CORPORATE ANNUAL PERFORMANCE PLAN

The Associates
CORPORATE ANNUAL
PERFORMANCE PLAN

1. PURPOSE

The Purpose of the Plan is to enable the Company, through awards of annual incentive compensation, to attract and retain executives; to motivate these executives to promote the growth and profitability of the Company; and to associate the interests of these executives with those of the Company's stockholders.

2. DEFINITIONS

"Adoption Agreement" shall mean the agreement by which an Employer adopts this Plan.

"Award" shall mean the annual incentive award granted to a Participant for a Performance Period under the Plan.

"Award Payment Date" shall mean, for each Performance Period, the date that the amount of the award for that Performance Period would have been paid to the Participant under Section 6 of the Plan, without regard to any election to defer receipt of the Award made by the Participant under Section 8 of the Plan.

"Board of Directors" shall mean the Board of Directors of Associates First Capital Corporation.

"Committee" shall mean the Executive Committee of the Board of Directors.

"Company" shall mean Associates First Capital Corporation.

"Disability" shall mean the complete inability, due to sickness or accidental bodily injury, to both (i) perform any and every duty pertaining to a Participant's occupation with the Company and (ii) engage in any and every gainful occupation for which the Participant is reasonably fitted by education, training or experience. The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence it deems necessary or appropriate.

"Employee" shall mean any person (including an officer) employed by the Company on a full-time, salaried basis.

"Employer" shall mean any subsidiary of Associates First Capital Corporation that adopts or has adopted this Plan by executing an Adoption Agreement.

"Participant" shall mean an employee selected by the Committee to participate in the Plan for a Performance Period.

"Performance Period" shall mean the fiscal year of the Company or any other period designated by the Committee with respect to which an Award shall be earned.

"Plan" shall mean this Corporate Annual Performance Plan, as from time to time amended and in effect.

"Predecessor Plan" shall mean the prior Corporate Annual Performance Plan maintained by Paramount Communications Inc. (formerly
Gulf+Western Industries Inc.).

"Retirement" shall mean early retirement with the prior written approval of the Company or normal or deferred retirement under any defined benefit plan maintained by the Company and qualified under Section 401(a) of the Internal Revenue Code of 1954, as amended.

3. ADMINISTRATION

The Plan shall be administered by the Committee, which shall have full authority to interpret the Plan, to establish rules and regulations relating to the Plan, to determine the criteria for eligibility to participate in the Plan, to select Participants in the Plan, the performance targets under the Plan and the amount of the Awards, and to make all other determinations and take all other actions necessary or appropriate for the proper administration of the Plan. The Committee's interpretation of the Plan, and all actions taken within the scope of its authority, shall be final and binding on the Company, its stockholders, Participants, Employees, former Employees and beneficiaries.

4. ELIGIBILITY AND PARTICIPATION

Participation in the Plan for a Performance Period shall be limited to those key Employees whom the Committee shall select, on the basis of such Employees' significant impact on the success of the Company, to participate in the Plan for that Performance Period.

5. ESTABLISHMENT OF GOALS; GRANT OF AWARDS

The Committee shall establish for each Performance Period the level of performance goals which must be achieved during the Performance Period in order for a Participant to earn an Award payable under the Plan at the end of that Performance Period. In addition, each Participant selected by the Committee with respect to a particular Performance Period shall be granted an Award for that Performance Period determined by the Committee in its sole discretion. The Committee may establish, at the time it establishes performance goals for any Performance Period, a maximum dollar amount or amounts which may be paid with respect to the Awards for that Performance Period.

6. PAYMENT OF AWARDS

Subject to the provisions of Section 8, each Participant shall be eligible to receive after the close of a Performance Period an amount of cash equal to the amount payable under such Participant's Award for that Performance Period.

An Award shall be paid out in a lump sum cash payment as soon as practicable after the close of the Performance Period, unless the Participant has elected pursuant to Section 8 hereof to defer receipt of the amount payable under the Award.

7.       LIMITATIONS ON RIGHTS TO PAYMENT OF AWARDS

(a) No Participant shall have any right to receive payment of an Award under the Plan for a Performance Period unless the Participant remains in the employ of the Company or any of its affiliates through the Award Payment Date. However, in the event that, prior to the Award Payment Date, a Participant's employment with the Company or any of its affiliates terminates due to the Participant's death, Disability or Retirement, the Participant (or the Participant's beneficiary) shall remain eligible to receive a portion of the Award, on the Award Payment Date, based on the amount of time the Participant was employed during the Performance Period. Notwithstanding the preceding two sentences, the Committee may, if in the reasonable opinion of the Committee circumstances warrant such action, approve payment of an Award to a Participant whose employment terminates prior to the Award Payment Date for reasons other than death, Disability or Retirement.

(b) Furthermore, no Participant shall have any right to receive payment of an Award under the Plan if, subsequent to the commencement of the Performance Period and prior to the Award Payment Date, the Participant either (i) engaged directly or indirectly, either personally or as an employee, agent, partner, stockholder, officer or director of, or consultant to, any entity or person engaged in any business in which the Company or any of its affiliates is engaged, and, in the opinion of the Committee, such entity or person has engaged in competition with the Company or any of its affiliates or
         (ii) at any time divulged to any person or entity other than the Company or any of its affiliates, any of the trade secrets, methods, processes or other proprietary or confidential information of the Company or any of its affiliates. For the purpose of this paragraph, a Participant shall be deemed not a stockholder of a competing entity if the Participant's record and beneficial ownership amount to not more than 1 percent of the outstanding capital stock of any company subject to the periodic and other reporting requirements of Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934, as amended.

8. DEFERRAL OF PAYMENT OF AWARDS

Notwithstanding the provisions of Section 6 hereof, a Participant may, subject to the terms and conditions of this Section 8, elect to defer payment of all or part of any Award which the Participant might earn with respect to a Performance Period by completing the payment deferral form prescribed by the Committee. Such notice shall include the amount to be deferred, the period of deferral, and the period over which payment is to be made.

(a)      Date of Election.

         An election to defer receipt of an Award shall be made prior to the last day of the calendar year preceding the end of the fiscal year for which the Award is to be made and shall be effective upon delivery (or in the event the form is mailed by certified mail, return receipt requested, on the date of mailing) of the payment deferral form to the Senior Vice President, Human Resources. Notwithstanding the preceding sentence, A Participant's election to defer may be made up to 60 days after the date the individual first becomes a Participant.

(b)      Payment of Deferred Amounts.

         The amount deferred pursuant to the election, plus or minus any earnings or losses thereon pursuant to Subsection (c) hereof (the "Deferred Amount"), will be paid to the Participant (or, in the event of the Participant's death, the person or estate determined under
         Section 9 hereof), on the date(s) and in the manner selected by the Participant on the payment deferral form prescribed by the Committee. Upon termination of employment other than on account of death, Disability or Retirement, the amount deferred pursuant to the election will ordinarily be paid to the Participant in a lump sum within sixty
         (60) days of such termination, however, the Committee may, in its sole discretion, choose to defer payment until the time previously elected by such Participant pursuant to this Section 8.

(c)      Earnings Credited on Deferred Amounts.

         All Deferred Amounts will be credited with earnings and losses in the manner prescribed by the Committee.

(d)      Acceleration of Payment of Deferred Amounts.

         Payment of the Deferred Amounts may occur prior to the date(s) indicated in the payment deferral form under the following circumstances:

(1) The Company may distribute to the Participant the Deferred Amount at such date(s) as the Committee shall determine if the Committee concludes, in its sole discretion, that events such as changes in the federal tax laws or applicable accounting principles or practices have rendered continued deferral of the Deferred Amount undesirable either for the Company or the Participant.

(2) At any time prior to complete payment of the Deferred Amount, the Company may, in its sole discretion, pay to the Participant (or, in the event of the Participant's death, the person or estate determined under Section 9 hereof), an amount not greater than that portion of the Deferred Amount that the Committee determines, in its sole discretion, is necessary to meet a financial hardship arising from an emergency. The payment shall be made only in instances of hardship arising from causes beyond the Participant's control, such as accident or illness. The Participant shall apply in writing to the Committee for any hardship payment under this paragraph and shall furnish to the Committee such information as the Committee deems necessary and appropriate to make its determination.

9. DESIGNATION OF BENEFICIARY

A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant's death prior to full payment of any Award and the Deferred Amount hereunder, shall receive payment of any Award and the Deferred Amount due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The Participant may, at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Senior Vice President, Human Resources. If the Participant does not designate a beneficiary or the beneficiary dies prior to receiving any payment of an Award and the Deferred Amount, Awards and the Deferred Amount payable under the Plan shall be paid to the Participant's estate. If the beneficiary dies after receiving any payment of an Award, any amounts remaining to be paid shall be paid to the beneficiary's estate.

10. CORPORATE CHANGE

In the event of a corporate change (e.g. stock dividend or split, merger or other reorganization, or sale or lease of substantially all the assets of the Company) which substantially affects the determination of the performance goals, the Committee may, if it determines such action is in the best interests of the Company and obtains prior approval of the Board of Directors, equitably adjust the Awards to be made under the Plan.

11. AMENDMENTS

The Board of Directors may at any time amend (in whole or in part) this Plan. No such amendment which adversely affects a Participant's rights to or interest in an Award granted prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto.

12.      TERMINATION

(a)      The Board of Directors may terminate this Plan (in whole or in part)
         at any time. In the case of such a termination, the following provisions of this Section 12 shall apply notwithstanding any other provisions of the Plan to the contrary.
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(b)      The Committee shall promulgate administrative rules applicable to Plan termination, pursuant to which each affected Participant shall receive, with respect to each Performance Period which has commenced on or before the date that the Plan termination is effective (the "Termination Date") and for which the Award Payment Date has not yet occurred, the amount described in such rules.

(c) Each Award payable under Section 12 shall be payable only in cash and shall be paid as soon as practicable, but in no event later than 30 days after the Termination Date.

(d) Payment of Deferred Amounts may be accelerated with respect to any affected Participant in the discretion of the Board of Directors and paid as soon as practicable.

13.      MISCELLANEOUS PROVISIONS

(a) This Plan is not a contract between the Company, the Employers and their Employees; it is totally gratuitous on the part of the Company and the Employer. No Employee or other person shall have any claim or right to be granted an Award under this Plan. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Employee any right to be retained in the employ of an Employer. The Committee reserves the right, in its sole discretion, prior to any applicable Award Payment Date to make any adjustments to (or to omit payment of) an amount otherwise payable to any Participant pursuant to an Award.

(b) A Participant's right and interest under the Plan may not be assigned or transferred, except as provided in Section 9 hereof, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards and the Deferred Amount with respect to the Participant.

(c) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards and the Deferred Amount.

(d) The Company shall have the right to deduct from Awards and the Deferred Amount paid any taxes or other amounts required by law to be withheld.

14.      TRANSITION FROM PREDECESSOR PLAN

(a) Paramount Communications Inc. ("PCI") formerly the parent corporation of the Company maintained the Predecessor Plan. Effective on the closing date of the sale of the Company to Ford Motor Company or one of its affiliates, this Plan shall become effective and the Predecessor Plan shall cease to be effective with respect to all Employees of the Company. All Employees who were participants in the Predecessor Plan shall be Participants in this Plan and the terms and provisions of this Plan shall govern all Awards not yet made under the Predecessor Plan and the Deferred Amounts under the Predecessor Plan.

(b) All elections hereafter made under this Plan shall also relate to and govern Deferred Amounts under the Predecessor Plan. Until changed by elections made under this Plan, all elections previously made under the Predecessor Plan shall remain in effect with respect to Deferred Amounts under this Plan.

(c) All Deferred Amounts under the Predecessor Plan shall be carried over and credited as Deferred Amounts under this Plan.

15.      EFFECTIVE DATE

The Plan shall be effective for Performance Periods beginning on or after November 1, 1989.

                                 THE ASSOCIATES
                       CORPORATE ANNUAL PERFORMANCE PLAN
                               1996 ELECTION FORM
________________________________________________________________________________

         PARTICIPANT'S NAME:  ___________________________________________

________________________________________________________________________________

These elections pertain to the Award for the Performance Period ending December 31, 1996.

I.       ELECTION FOR PAYMENT OR DEFERRAL OF FISCAL 1996 CAPP AWARD:

         [ ]      Payment in full of 1996 CAPP Award.

                                    OR

         [ ] Deferral of 1996 CAPP Award in part or full as follows (check one):

                  [ ]     Defer ___%  of 1996 Award.

                  [ ]     Defer $ ___________ of 1996 Award.

                  [ ]     Defer balance of Award in excess of
                          $ ___________________.

II. DISTRIBUTION ELECTION DURING EMPLOYMENT FOR AMOUNTS DEFERRED THIS YEAR AND IN PRIOR YEARS UNDER CAPP:

The following distribution elections revoke and supersede any distribution elections made in prior years by me with respect to distributions scheduled to occur in 1997 or later under CAPP. However, any elections made by me on this election form with respect to my account balance in no event can accelerate a distribution to 1995 or 1996, nor postpone a distribution which is scheduled to occur during 1995 or 1996.

         [ ]      No distribution of deferred account balance during employment.

                                           OR

         Lump Sum Distribution

         [ ] A lump sum of $ __________ or __________% of my total deferred account balance on or about the last day of _________________ (month and year of payment).

                                         AND/OR

                                                                          (over)

         Installment Distribution

         [ ] In ___________________ annual installments equal to the undistributed balance in my deferred account divided by the number of remaining installments, beginning on or about the last day of (month and year of first payment).

PLEASE NOTE: THE ABOVE MUST BE COMPLETED AND RECEIVED BY JOHN W. LEE - HUMAN RESOURCES - HOME OFFICE, DALLAS BY DECEMBER 29, 1995. If this form has not been received by that date, your Award will be paid to you on the earliest award payment date and any prior elections regarding the distribution of your deferred account balance will remain in effect.

This election form is intended as a brief summary of select provisions of the Corporate Annual Performance Plan (the "Plan"). Please refer to the Plan for more detailed information. Any provision of this election form may be amended, modified, or eliminated at any time without the consent of the participant.

Please complete the enclosed form for elections regarding death, Disability or Retirement, and beneficiary and return it with this election form.

In addition, please be aware that FICA and Medicare tax will be due on all deferred amounts. This will normally be deducted from your bonus check. If you defer 100% of your bonus, the tax will be due on notification of your bonus award.

_______________________                  _____________________________________
         Date                                 Signature of Participant


      THIS FORM MUST BE RECEIVED BY JOHN LEE IN HUMAN RESOURCES IN  DALLAS
                             BY DECEMBER 29, 1995.

ADMINISTRATION OF AMOUNTS DEFERRED
_______________________________________________________________________________

In the event that you elect to defer any part of your 1996 Award or have elected to defer any part of any previous Award under the Corporate Annual Performance Plan, Associates First Capital Corporation (the "Company") shall establish and/or continue to maintain in your name a deferred account.

Your deferred account shall be administered as follows:

  i) any Award deferred shall be credited to your deferred account on the award payment date;

 ii) such deferred Award shall be credited with interest at the prime rate, unless you are currently participating in the plan and have opted otherwise;

iii) Account Balances may be reallocated to the available investment options on the quarterly dates designated by the Company; and

 iv) your deferred account will be credited with earnings and losses as experienced from the elected investment options on a quarterly basis (on the last day of March, June, September and December).

                                 THE ASSOCIATES
                       CORPORATE ANNUAL PERFORMANCE PLAN
                         AND LONG-TERM PERFORMANCE PLAN
                               1996 ELECTION FORM

________________________________________________________________________________

         PARTICIPANT'S NAME:   _________________________________________________

________________________________________________________________________________


These elections pertain to the Awards for the Performance Period ending December 31, 1996.

I.       ELECTION FOR PAYMENT OR DEFERRAL OF FISCAL 1996 CAPP AWARD ONLY:

         [ ]     Payment in full of 1996 CAPP Award.

                                       OR

         [ ] Deferral of 1996 CAPP Award in part or full as follows (check one):

                 [ ]     Defer ___%  of 1996 Award.

                 [ ]     Defer $ ___________ of 1996 Award.

                 [ ]     Defer balance of Award in excess of
                         $ ___________________.

II.      ELECTION FOR PAYMENT OR DEFERRAL OF FISCAL 1996 LTPP AWARD ONLY:

         [ ]     Payment in full of 1996 LTPP Award.

                                 OR

         [ ] Deferral of 1996 LTPP Award in part or full as follows (check one):

                 [ ]     Defer ___%  of 1996 Award.

                 [ ]     Defer $ ___________ of 1996 Award.

                 [ ]     Defer balance of Award in excess of
                         $ ___________________.

                 I UNDERSTAND THAT ANY AMOUNTS DEFERRED WILL BE CREDITED TO MY ACCOUNT UNDER THE ASSOCIATES CORPORATE ANNUAL PERFORMANCE PLAN ("CAPP") AND SUBJECT TO THE DISTRIBUTION AND BENEFICIARY ELECTIONS THEREUNDER.

                                                                          (over)

III. DISTRIBUTION ELECTION DURING EMPLOYMENT FOR AMOUNTS DEFERRED THIS YEAR AND IN PRIOR YEARS UNDER CAPP AND LTPP:

The following distribution elections revoke and supersede any distribution elections made in prior years by me with respect to distributions scheduled to occur in 1997 or later under CAPP AND LTPP, other than deferred stock awards under the LTPP. However, any elections made by me on this election form with respect to my account balance in no event can accelerate a distribution to 1995 or 1996, nor postpone a distribution which is scheduled to occur during 1995 or 1996.

         [ ] No distribution of deferred account balance during employment.

                                       OR

         Lump sum Distribution

         [ ] A lump sum of $ __________ or __________ of my total deferred account balance on or about the last day of (month and year of payment).

                                     AND/OR

         Installment Distribution

         [ ] In ___________________ annual installments equal to the undistributed balance in my deferred account divided by the number of remaining installments, beginning on or about the last day of (month and year of first payment).

PLEASE NOTE: THIS FORM MUST BE COMPLETED AND RECEIVED BY JOHN W. LEE - HUMAN RESOURCES - HOME OFFICE, DALLAS BY DECEMBER 29, 1995. If this form has not been received by that date, your Awards will be paid to you on the earliest award payment date.

This election form is intended as a brief summary of select provisions of the Corporate Annual Performance Plan (the "Plan") and the Long-Term Performance Plan (the "Plan"). Please refer to the Plans for more detailed information. Any provisions of this election form may be amended, modified, or eliminated at any time without the consent of the participant.

Please complete the enclosed form for elections regarding death, Disability or Retirement, and beneficiary and return it with this election form.

In addition, please be aware that FICA and Medicare tax will be due on all deferred amounts. This will normally be deducted from your bonus check. If you defer 100% of your bonus, the tax will be due on notification of your bonus award.

______________________                   _____________________________________
         Date                                 Signature of Participant

        THIS FORM MUST BE RECEIVED BY JOHN LEE IN HUMAN RESOURCES IN
                        DALLAS BY DECEMBER 29, 1995.

ADMINISTRATION OF AMOUNTS DEFERRED
--------------------------------------------------------------------------------

In the event that you elect to defer any part of your 1996 Award or have elected to defer any part of any previous Award, Associates First Capital Corporation (the "Company") shall establish and/or continue to maintain in your name a deferred account.

Your deferred account shall be administered as follows:

  i) any Award deferred shall be credited to your deferred account on the award payment date;

 ii) such deferred Award shall be credited with interest at the prime rate, unless you are currently participating in the Plan and have opted otherwise;

iii) Account Balances may be reallocated to the available investment options on the quarterly dates designated by the Company; and

 iv) your deferred account will be credited with earnings and losses as experienced from the elected investment options on a quarterly basis (on the last day of March, June, September and December).

                                 THE ASSOCIATES
                       CORPORATE ANNUAL PERFORMANCE PLAN
                   DISTRIBUTIONS OTHER THAN DURING EMPLOYMENT
                       AND BENEFICIARY DESIGNATION - 1996

________________________________________________________________________________

         PARTICIPANT'S NAME:   _________________________________________________

________________________________________________________________________________

I.       DISTRIBUTION ELECTION IN THE EVENT OF DISABILITY OR RETIREMENT:

         If my employment by the Company terminates due to my Disability or Retirement, please pay my deferred account balance as follows after the determination of my Disability or Retirement (check one):

         [ ]     Lump sum within thirty days.

         [ ]     Lump sum on or about January 31st of the next calendar year.

         [ ] In _________________ annual installments (not more than 15) equal to the undistributed balance in my deferred account divided by the number of remaining annual installments beginning on or about January 31st of the next calendar year.

         This election supersedes my distribution elections during employment.

II.      DISTRIBUTION ELECTION IN THE EVENT OF DEATH:

         In the event of my death, please pay my deferred account balance as follows to my beneficiary after the date of my death (check one):

         [ ]     Lump sum within thirty days.

         [ ]     Lump sum on or about January 31st of the next calendar year.

         [ ] In _________________ annual installments (not more than 15) equal to the undistributed balance in my deferred account divided by the number of remaining annual installments beginning on or about January 31st of the next calendar year.

This election supersedes my distribution elections during employment and Disability or Retirement.

                                                                          (over)

III.     DISTRIBUTION AFTER TERMINATION (OTHER THAN DEATH, DISABILITY OR
         RETIREMENT):

         If my employment by the Company terminates for any reason other than death, Disability or Retirement, the Company will pay my remaining deferred account balance in one lump sum within sixty days after (or as soon as practicable thereafter) such termination of employment. The Committee may, however, in its sole discretion, continue the period of deferral and pay my account balance as elected under the distributions during employment, death, Disability or Retirement.

         I understand that the Company may, in its sole discretion, distribute all or part of my deferred account at an earlier date in accordance with the terms of the Plan.

IV.      BENEFICIARY DESIGNATION:

         In accordance with Section 9 of the Associates First Capital Corporation Corporate Annual Performance Plan (the "Plan") and subject to the terms and conditions of the Plan, I hereby designate the following individuals) as my beneficiary(ies):

         PRIMARY:

         1.      Name:                                      Percentage         %
                       ____________________________________            _______

                 Relationship:                              SS#
                               ____________________________     ________________

                 Address:
                          ______________________________________________________
                                               Street Address

                          ______________________________________________________
                          City                     State                Zip Code


         PRIMARY:

         2.      Name:                                      Percentage         %
                       ____________________________________            _______

                 Relationship:                              SS#
                               ____________________________     ________________

                 Address:
                          ______________________________________________________
                                               Street Address

                          ______________________________________________________
                          City                     State                Zip Code

         PRIMARY:
         3.      Name:                                      Percentage         %
                       ____________________________________            _______

                 Relationship:                              SS#
                               ____________________________     ________________

                 Address:
                          ______________________________________________________
                                               Street Address

                          ______________________________________________________
                          City                     State                Zip Code


         PRIMARY:
         4.      Name:                                      Percentage         %
                       ____________________________________            _______

                 Relationship:                              SS#
                               ____________________________     ________________

                 Address:
                          ______________________________________________________
                                               Street Address

                          ______________________________________________________
                          City                     State                Zip Code


         CONTINGENT: (receives distribution only if no primary beneficiary is living)

         1.      Name:                                      Percentage         %
                       ____________________________________            _______

                 Relationship:                              SS#
                               ____________________________     ________________

                 Address:
                          ______________________________________________________
                                               Street Address

                          ______________________________________________________
                          City                     State                Zip Code


                                                                         (over)

         CONTINGENT: (receives distribution only if no primary beneficiary is living)

         2.      Name: ____________________________________ Percentage _______ %

                 Relationship: ____________________________ SS# ________________

                 Address: ______________________________________________________
                                               Street Address

                 _______________________________________________________________
                            City                   State                Zip Code


I understand that in the event of my death prior to receipt of all amounts payable to me pursuant to the Plan, any amounts not fully paid will be paid to my above designated beneficiary(ies), or to my estate if I have not designated a beneficiary, or all of my beneficiaries die prior to receiving full payment. If more than one beneficiary is designated, settlement will be made in equal shares to such of the designated beneficiaries (or beneficiary) as survive me, unless a percentage is otherwise specified above. This Beneficiary Designation revokes and supersedes any previous designation made by me.

I acknowledge that I have received a copy of the Plan and have read its provisions and agree to be bound by the terms contained therein.


_________________________            ________________________________________
         Date                                Signature of Participant

IF YOU HAVE DESIGNATED A PRIMARY BENEFICIARY OTHER THAN YOUR SPOUSE, YOU MUST HAVE YOUR SPOUSE SIGN THE CONSENT BELOW.

SPOUSE CONSENT

I hereby consent to the above beneficiary designation.

                                     ________________________________________
                                                Signature of Spouse

RESOLUTIONS ADOPTED BY WRITTEN CONSENT
OF THE BOARD OF DIRECTORS OF
ASSOCIATES FIRST CAPITAL CORPORATION DATED OCTOBER 16, 1995

CREATION OF COMPENSATION COMMITTEE AND DESIGNATION OF MEMBERS

         RESOLVED, that, effective February 1, 1995, a Compensation Committee consisting of four (4) persons, one of whom shall be a director, be, and it is, hereby established.

         RESOLVED, that the following persons be, and they are, hereby designated as members of the Compensation Committee of this Corporation, to serve in such capacity until the further action of the Board of Directors:

                     Roy A. Guthrie
                     Keith W. Hughes
                     Harry W. Reynolds, Jr.
                     James B. Wafts


                             ******************

AMEND CORPORATE ANNUAL PERFORMANCE PLAN COMMITTEE
AND THE LONG-TERM PERFORMANCE PLAN COMMITTEE

         RESOLVED, that, effective February 1, 1995, the Corporate Annual Performance Plan and the Long-Term Performance Plan be, and they are, hereby amended so that the Plan Committee specified therein shall be the Compensation Committee of the Board of Directors of this Corporation.

RESOLUTION ADOPTED BY WRITTEN CONSENT OF THE
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF
ASSOCIATES FIRST CAPITAL CORPORATION DATED OCTOBER 16, 1995

APPROVE AMENDMENTS TO EXCESS BENEFIT PLAN

RESOLVED, the Excess Benefit Plan Associates First Capital Corporation ("the Company") is hereby amended to clarify the intent of the Company in contracting with the participants to refrain from certain actions after termination of employment so that Section 5.07 thereof shall read as follows:

                 "5.07 Obligations of Participant

                 Notwithstanding anything to the contrary in this Plan, no benefit funded by the Company shall be vested and it shall be a continuing requirement that the benefit hereunder be earned by compliance with the following provisions.

                 (a) A Participant shall not at any time engage in a crime involving dishonesty or fraud on the part of such Participant in his relationship with the Company, and if convicted of such a crime, all benefits that would otherwise be payable to him or her under the Plan shall be terminated.

                 (b) A Participant who has left employment with the Company and its affiliates shall not do any act or engage in any occupation or employment which is in competition with or detrimental to the business of the Company (as determined by the Committee in its sole discretion). If a Participant does any such act or so engage in competition or detrimental conduct, such Participant shall be notified by the Company that benefits, under this Plan, if not yet paid, shall cease and be terminated unless such competitive and/or detrimental conduct is discontinued within a period of time that has been prescribed by the Company. In such case, the benefit payable from this Plan to a Participant shall be suspended (if in pay status) during the prescribed period and, if the competitive and/or detrimental conduct has not ceased prior to the expiration of such period, the Participant shall be deemed to have elected not to receive a benefit and his benefit payments (if in pay status) and all rights to receive a benefit in the future shall be terminated on a permanent basis. The Participant agrees to be bound by all the terms hereof by accepting the benefits of this Plan.

                 The foregoing conditions are a fundamental consideration for the promises of the Company in this Plan."

RESOLVED, that participants in the Corporate Annual Performance Plan, the Long Term Performance Plan, the Executive Deferred Salary Plan and the Phantom Stock Appreciation Plan Deferral Agreement shall be entitled to a conversion election with respect to their deferred accounts four times per year on the last day of each March, June, September and December and that for 1995 only the participant shall be entitled to the election currently provided on September 1 and the election on the new quarterly date of September 30. Thereafter the conversion dates shall be quarterly.

FURTHER RESOLVED, that any one of the members of the Compensation Committee is authorized to execute and deliver such amendments, agreements or other writings as may be necessary to carry into effect the foregoing resolutions.